SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2000


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-27102                 23-2694937
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA               19047-1833
-----------------------------------------------               ----------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On February 10, 2000, eGames, Inc. (the "Company") issued a press release announcing that Hasbro Interactive, Inc. had filed suit against eGames and several other defendants in federal district court in Boston, Massachusetts alleging that eGames, among other parties, infringed Hasbro's copyrights and trademarks in the production of certain games, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press release dated February 10, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         eGames, Inc.


                                        By: /s/ Gerald W. Klein
                                        -----------------------
                                        Gerald W. Klein, President and
                                        Chief Executive Officer


Dated: February 10, 2000